UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2011

Date of reporting period: November 18, 2011

Kavilco Incorporated Newsletter

November 2011

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, President's Report, and CFO's Report from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are direct deposit information and our non-profit foundation's annual auction/raffle.

Dividend Declaration
I am pleased to announce that on November 4, 2011, the Board of Directors declared a cash dividend of $71.00 per share of which $43,989 is long-term capital gains.Your dividend shows a $7.00 increase over the 2010 amount of $64.00 per share. This dividend was paid to shareholders of record as of November 7, 2011. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 18, 2011. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS: After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918.

As of 2011, Kavilco has made $46,817,039 in dividend payments. We distributed more than the entire net worth of Kavilco, which has an audited asset base of $40,122,916.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $12,330,360 in corporate taxes. The tax savings are passed on to the shareholder.

Since 1990, a person owning 100 shares is $102,753 richer because we are an investment company. An added benefit of being a registered investment company is that Kavilco is subject to SEC regulations protecting its shareholders.

Highlights of the Annual Meeting
PRESIDENT'S REPORT
Kavilco's 38th Annual Meeting was represented by 80% of our shareholders, either in person or by proxy. Julie Coburn opened the meeting with a prayer. The announced dividend was $71.00 per share. This represents a $7.00 increase over last year's dividend.

Dr. Erma G. Lawrence was remembered by several Board members, including myself. Jeane Breinig, John Campbell, Kenneth Gordon, and Louis Jones, Sr. all shared fond memories of Erma's kind and generous spirit and how much she meant to the Corporation. The Board dedicated this year's annual report as a tribute to Erma's many accomplishments and contributions to Kavilco and her Haida heritage.

Shaan Seet Incorporated (SSI) has completed the contract to improve forest health on approximately 230 acres of Kasaan Island by conducting precommercial trimming. Our forester, Clare Doig, received two Conservation grants on behalf of Kavilco from the Natural Resources Conservation Service (NRCS). Both projects were totally funded by the Department of Agriculture and managed by Mr. Doig.

Columbia Helicopters lease agreement has ended. Columbia Helicopters leased 2.5 acres on Smith Cove to construct a septic drain field. The term of the lease was for one year.

Alaska Power and Telephone (AP&T) has extended the term for its first 5-year extension of its lease on Kasaan Mountain, which ended on September 1, 2011. The new termination date of the lease is September 1, 2016. The annual rental rate of $12,000 was increased by 10%. The new rate of $13,200 will be in effect until 2016.

Dexter Wallace Boat Harbor facility will undergo a state-funded $1.3 million upgrade.

City of Kasaan. The City of Kasaan has begun a $3 million water system project. It will replace the present water system with a new water filtration gallery and holding tank. The new water system will be moved closer to Kasaan and will include a gravity system to bring water into the Kavilco shareholder subdivision.

Kavilco granted the City of Kasaan the right to allow the U.S. Coast Guard to explore a potential emergency landing site on Kavilco property.

Organized Village of Kasaan (OVK). On July 15, 2011, Kavilco leased the unoccupied Red Bunkhouse to OVK for use as office space. The lease term is 15 years. OVK has plans to totally renovate and restore the building at their expense.

Kavilco continues to work in collaboration with OVK, Kasaan Haida Heritage Foundation (KHHF), and the City of Kasaan on the restoration of Chief Son-I-Hat's Whale House/Naay´ Iwaans. KHHF and OVK will continue to research grant opportunities together.

Shareholder Comments. Audrey Escoffon thanked Kavilco for the support of the City of Kasaan regarding the right-of-ways for the new water system and the emergency helicopter pad.

Election Results. Kavilco faced a contested election this year. On June 27, 2011, Frederick O. Olsen, Jr. notified the Company that he intended to nominate himself for election to the Board of Directors.

The three nominees with the highest affirmative votes were elected and all incumbent Directors were re-elected. Final voting results: Jeane Breinig, 7,254 votes; Ramona Hamar, 7,252 votes; Marie K. Miller, 7,252 votes; Frederick O. Olsen, Jr., 5,127 votes.

The selection of Moss Adams LLP as Kavilco's independent public accountants was ratified. Votes for 7,741; against 0; abstain 1,450.

At the Board of Directors meeting following the Annual Meeting, all of the incumbent officers were re-elected. Kavilco's Officers are: Louis A. Thompson, President; Louis Jones, Sr., Vice President; John Campbell, Secretary; Scott Burns, Chief Financial Officer.

I wish to extend a personal thank you to the shareholders and the Board for their support over the years. Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office, 800-786-9574.

CFO's Report

Mr. Burns discussed the following economic and portfolio issues with the shareholders:

  When you factor in people who have been looking for jobs longer than a year, the unemployment rate is estimated at 23%. During the Great Depression, it was in the neighborhood of 25%.
  Consumer confidence and sentiment are at levels never seen outside of the worst recessions.
  Housing prices and sales of new homes are still tending down.
  No economic recovery is in place or in the works.
  Default on sovereign debt in the European Union could throw Europe into a depression and severely impact our financial markets.

In the face of these major economic problems the management of our portfolio is more challenging than ever.

  Income is primarily generated through interest on bonds and, to a lesser degree, dividends on stocks.
  There is a global search for yield. Unfortunately, since May, our bond brokers' inventories have been depleted of solid investment grade corporate bonds.
  Compared to a year ago, we're down $32,000 in interest income. This is the result of high yielding bonds that have matured during the year.
  In order to make up for this shortfall, at the September Board meeting, the Board decided to shift the portfolio towards dividend yielding stocks.
  We currently have 72 positions comprised of stocks and bonds.
  There are no new developments on Transocean Inc., (the leased deep water drilling rig that blew up in the Gulf of Mexico). We are still in the early stages of assigning blame to the various subcontractors that operated the drilling rig.

Sincerely,

/s/ Louis A. Thompson
President/CEO